UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Solo Brands, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
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Solo Brands, Inc.

2026 NOTICE & PROXY STATEMENT

1001 Mustang Dr., Grapevine, Texas 76051
Annual Meeting of Stockholders

April 20, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Solo Brands, Inc. at 8:00 a.m. (Central time), on Friday, May 22, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.
Sincerely,
/s/ John P. Larson
John P. Larson
President and Chief Executive Officer

1001 Mustang Dr., Grapevine, Texas 76051
Notice of Annual Meeting of Stockholders

Time and Date 8:00 a.m. (Central time) Friday, May 22, 2026	Location www.virtualshareholdermeeting.com/SBDS2026	Record Date March 24, 2026

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Solo Brands, Inc., a Delaware corporation (the “Company”), will be held at 8:00 a.m. (Central time) on Friday, May 22, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SBDS2026 and entering your 16-digit control number included on your Internet notice, proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

1
To elect Paul Furer and Peter Laurinaitis as Class II directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

2	To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3	To approve the Solo Brands, Inc. Amended and Restated 2021 Incentive Award Plan;
4
To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3;

5	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our Class A common stock as of the close of business on March 24, 2026, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive offices. The list of these stockholders will also be available on the bottom of your screen in the Annual Meeting portal during the Annual Meeting after entering the 16-digit control number included on your Internet Notice, proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors
/s/ Christopher Blevins
Christopher Blevins
General Counsel and Secretary
Grapevine, Texas
April 20, 2026

1001 Mustang Dr., Grapevine, Texas 76051
Proxy Statement

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Solo Brands, Inc. of proxies to be voted at our 2026 Annual Meeting of Stockholders to be held on Friday, May 22, 2026 (the “Annual Meeting”), at 8:00 a.m. (Central time), and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SBDS2026 and entering your 16-digit control number included on your Internet Notice, proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our Class A common stock, par value $0.001 per share (the “Common Stock”), as of the close of business on March 24, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 2,558,647 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”) will be released on or about April 20, 2026 to our stockholders as of the Record Date.
In this proxy statement, “Solo Brands”, “Company”, “we”, “us”, and “our” refer to Solo Brands, Inc.
BACKGROUND AND CERTAIN DEFINED TERMS
On October 28, 2021, we completed our initial public offering (the “IPO”). Prior to the completion of the IPO, we undertook certain reorganization transactions such that Solo Brands, Inc. was a holding company, and its sole material asset was a controlling equity interest in Solo Stove Holdings, LLC (“Holdings”). On December 17, 2025, as part of the Corporate Simplification (as defined below) transactions, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Holdings and Solo Merger Sub LLC (“Merger Sub”), a subsidiary of the Company and SP SS Blocker Purchaser, LLC (“Blocker”), formed for the sole purpose of merging with and into Holdings. Pursuant to the Merger Agreement, effective January 1, 2026 (the “Effective Time”), Merger Sub was merged with and into Holdings, with Holdings continuing as the surviving entity (the “Merger”) and our wholly-owned subsidiary. Pursuant to the Merger Agreement, at the Effective Time, each of the issued and outstanding common units of Holdings (“LLC Units”) beneficially owned by members of Holdings were cancelled and converted automatically into a right to receive one share of our Class A common stock, except for any LLC Units beneficially owned by either us or Blocker, which were cancelled for no consideration in accordance with the Merger Agreement and Holdings’ Amended and Restated Limited Liability Company Agreement (the “Holdings LLC Agreement”). At the Effective Time, the limited liability company interests of Merger Sub were converted into limited liability company interests of Holdings as the surviving entity, resulting in Holdings continuing as a wholly-owned subsidiary of the Company. In addition, immediately following the Effective Time, (i) all of the issued and outstanding shares of our Class B common stock were retired and cancelled in accordance with our Amended and Restated Certificate of Incorporation and the Holdings LLC Agreement and (ii) the Company contributed all of its interests in Holdings to Newco, a wholly-owned subsidiary of the Company. As a result, upon completion of the Merger, there were no LLC Units or shares of Class B common stock of the Company outstanding.
As used in the proxy statement, unless the context otherwise requires:
•“Prior Continuing LLC Owners” refers to Original LLC Owners who continued to own LLC Interests after the Reorganization Transactions and who, until the Corporate Simplification, had the right to exchange their LLC Interests for shares of the Company’s Class A common stock or a cash payment, in each case, together with a cancellation of the same number of the Company’s shares of Class B common stock.
•“Former LLC Owners” refers to all of the Original LLC Owners (excluding the Prior Continuing LLC Owners) who exchanged their indirect ownership interests in Holdings for shares of our Class A Common Stock in connection with the IPO.

Solo Brands, Inc.	1	2026 Proxy Statement

•“LLC Interests” refer to the former common membership interests of Holdings.
•“Corporate Simplification” refers to certain reorganization transactions effected in January 2026 to simplify Solo Brands, Inc.’s organizational structure and eliminate its umbrella partnership-C corporation (“UP-C”) structure.
•“Original LLC Owners” refer to the direct and certain indirect owners of Holdings, collectively, prior to the Reorganization Transactions.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, MAY 22, 2026
This Proxy Statement and our 2025 Annual Report to Stockholders are available at http://www.proxyvote.com
PROPOSALS
At the Annual Meeting, our stockholders will be asked:

1
To elect Paul Furer and Peter Laurinaitis as Class II directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

2	To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3	To approve the Solo Brands, Inc. Amended and Restated 2021 Incentive Award Plan;
4
To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3;

5	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
RECOMMENDATIONS OF THE BOARD
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote, as follows:
•FOR the election of Paul Furer and Peter Laurinaitis as Class II directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•FOR the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•FOR the approval of the Solo Brands, Inc. Amended and Restated 2021 Incentive Award Plan; and
•FOR the approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Solo Brands, Inc.	2	2026 Proxy Statement

INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because Solo Brands’ Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Voting Instructions. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the proxy materials.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Solo is making this proxy statement and its 2025 Annual Report available to its stockholders electronically via the Internet. On or about April 10, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials for the Annual Meeting or in the future, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Solo Brands, Inc.	3	2026 Proxy Statement

Questions and Answers About the 2026 Annual Meeting of Stockholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The Record Date for the Annual Meeting is March 24, 2026. You are entitled to vote at the Annual Meeting only if you were a holder of record of Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting. At the close of business on the Record Date, there were 2,558,647 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If you have not received a 16-digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum.
WHO CAN ATTEND THE ANNUAL MEETING?
Solo Brands has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Solo Brands stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/SBDS2026. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your Internet Notice, proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you are not a stockholder as of the Record Date or you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 8:00 a.m. (Central time). We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Central time, and you should allow ample time for the check-in procedures.
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the Annual Meeting, then either (i) the chairperson of the Annual Meeting or (ii) if so determined by the Board, a majority of the voting power of the outstanding shares of Common Stock entitled to vote thereon, present online or represented by proxy, shall have the power to adjourn the meeting.

Solo Brands, Inc.	4	2026 Proxy Statement

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?
Stockholders of Record. If you are a stockholder of record, you may vote:

By Internet You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;	By Telephone You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;	By Mail You can vote by mail by signing, dating and mailing the proxy card, which you received by mail; or
Electronically at the Meeting
If you attend the meeting online, you will need the 16-digit control number included on your Internet Notice, proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on May 21, 2026. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote at any time prior to the exercise of the proxy:
•by submitting a duly executed proxy card bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Secretary of Solo Brands prior to the Annual Meeting; or
•by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

Solo Brands, Inc.	5	2026 Proxy Statement

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number from your bank or broker.
WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board's recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
WHY HOLD A VIRTUAL MEETING?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/SBDS2026. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/SBDS2026. Technical support will be available on the date of the Annual Meeting starting at 7:45 a.m. Eastern Time and until the end of the meeting.
WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?
As part of the Annual Meeting, we will hold a short live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to both the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

Solo Brands, Inc.	6	2026 Proxy Statement

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two (2) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal, however they would have no effect under the applicable voting standard.

Proposal 3: Approval of the Solo Brands, Inc. Amended and Restated 2021 Incentive Award Plan	The affirmative vote of the holders of a majority of the votes cast.	Abstentions and broker non-votes will have no effect.

Proposal 4: Approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to approve Proposal 3.	The affirmative vote of the holders of a majority of the votes cast.	Abstentions and broker non-votes will have no effect.

WHAT IS A “VOTE WITHHELD” AND AN “ABSTENTION” AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the cases of Proposals 2, 3 and 4 represent a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on Proposals 2, 3 and 4.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as Proposal 2, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as Proposals 1, 3 and 4. Broker non-votes count for purposes of determining whether a quorum is present.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

Solo Brands, Inc.	7	2026 Proxy Statement

Proposals to be Voted on

Proposal 1: Election of Directors
At the Annual Meeting, two (2) Class II directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2029 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have seven (7) directors on our Board. Our current Class II Directors are Paul Furer and Peter Laurinaitis. The Board has nominated each of the foregoing director candidates to serve as Class II directors until the 2029 Annual Meeting.
Directors are elected by a plurality of the votes cast. This means that the two (2) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the election of directors.
In accordance with our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Amended and Restated Bylaws (the "Bylaws"), our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The current class structure is as follows: Class I, whose term will expire at the 2028 Annual Meeting; Class II, whose current term will expire at the Annual Meeting, and, if elected at the Annual Meeting, whose subsequent term will expire at the 2029 Annual Meeting; and Class III, whose term will expire at the 2027 Annual Meeting. The current Class I Directors are John P. Larson, Andrea K. Tarbox and Elisabeth Vanzura; the current Class II Directors are Paul Furer and Peter Laurinaitis; and the current Class III Directors are Matthew Guy-Hamilton and David Powers.
Our Certificate of Incorporation and Bylaws provide that, subject to the rights of holders of any series of preferred stock, the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of stock entitled to vote generally in the election of directors, at a meeting duly called for this purpose.
If you submit a proxy, but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as directors of the persons whose names and biographies appear below. Each nominee has consented to be named in this proxy statement and has agreed to serve if elected. In the event that either of Paul Furer or Peter Laurinaitis should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size or leave the vacancy unfilled until an appropriate candidate is identified or reduce the size of the Board to eliminate the unfilled seat. The Board has no reason to believe that any of the director nominees will be unable or unwilling to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of each of the below director nominees.

Solo Brands, Inc.	8	2026 Proxy Statement

Nominees for CLASS II DIRECTORS (current terms to expire at the 2026 Annual Meeting; subsequent terms to expire at the 2029 Annual Meeting)
The current members of the Board who are also nominees for election to the Board are as follows:

Name	Age	Served as a Director Since	Position with Solo Brands

Paul Furer	40	2020	Director
Peter Laurinaitis	55	2025	Director

Paul Furer
Director | Age: 40 | Director Since: 2020
Paul Furer has served as a member of our Board since October 2020. Mr. Furer is a Partner at Summit Partners L.P. Mr. Furer joined Summit in 2011 and oversees several Summit portfolio companies in the consumer, financial and business services industries. Prior to that, Mr. Furer was an Analyst at Jefferies & Company, from April 2010 to June 2011, and at Bank of America Merrill Lynch, from June 2008 to April 2010. Mr. Furer holds a B.S. in Finance from Indiana University, Kelley School of Business and a M.B.A. from Columbia Business School.

We believe Mr. Furer is qualified to serve on our Board due to his knowledge of strategy, finance and management.

Peter Laurinaitis
Director | Age: 55 | Director Since: 2025
Mr. Laurinaitis has been a member of our Board since March 2025. Mr. Laurinaitis served as a Partner in the Restructuring and Special Situations Group of PJT Partners from the founding of PJT Partners in 2015 through 2024. Prior to joining PJT Partners, Mr. Laurinaitis worked for The Blackstone Group and served as a Senior Managing Director in its Restructuring Group from 2001 through 2015, and also served as a CPA at Arthur Andersen and as a Manager in its Corporate Restructuring Group from 1993 through 2000. Mr. Laurinaitis has served on the board of directors of Canacol Energy Ltd. (TSX: CNE) since February 2026. Mr. Laurinaitis holds a B.S.B.A. and an M.S.A. from the University of Central Florida and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Laurinaitis is a Certified Public Accountant (inactive), Certified Insolvency and Restructuring Advisor, and a Certified Turnaround Professional.

We believe Mr. Laurinaitis is qualified to serve on our Board due to his extensive experience in financial strategy, special situations, capital raising, M&A and restructuring advisory.

Solo Brands, Inc.	9	2026 Proxy Statement

Continuing members of the Board of Directors:
CLASS I DIRECTORS (terms to expire at the 2028 Annual Meeting)
John Larson
Mr. Larson, age 63, has served as a member of our Board since December 2024 and our President and Chief Executive Officer since June 2025. Mr. Larson previously served as Interim President and Chief Executive Officer beginning in February 2025. He served as Chief Executive Officer of Bestop, Inc., a leading manufacturer of soft tops and accessories for Jeep vehicles, from 2015 through 2021. He previously served as Chief Executive Officer of Escort Inc., an automobile electronics manufacturer from 2008 to 2014 and as its President and Chief Operating Officer from 2007 to 2008. Prior to that, he worked in a number of senior management positions at General Motors Company, a leading car manufacturer, from 1986 to 2007. He has served on a number of public and private company boards, including as Chairman of IAA, Inc. from 2019 until 2023; the Lead Independent Director of KAR Auction Services, Inc., a provider of vehicle auction services, from 2014 to 2019, and a director for SCA Performance, Inc. a leading manufacturer of high-end custom trucks for Ford, GM and Dodge, from 2018 to 2020. Mr. Larson received a B.S. in Finance from Northern Illinois University and an M.S. in Management from Purdue University.
We believe Mr. Larson is qualified to serve on our Board due to his extensive knowledge of consumer products industries and his experience as our Chief Executive Officer.
Andrea K. Tarbox
Ms. Tarbox, age 76, has been a member of our Board since August 2021, and served as the Company’s interim Chief Financial Officer from December 10, 2023 until February 5, 2024. Ms. Tarbox has served on the board of directors of Live Oak Acquisition Corp. V since February 2025. Previously, Ms. Tarbox served as CFO and a member of the board of directors for Live Oak Acquisition Corp. II, a special purpose acquisition company (formerly NYSE: LOKB), from December 2020 until October 2021 and as Chief Financial Officer and a member of the board of directors of Live Oak Acquisition Corp. (formerly NYSE: LOAK), a special purpose acquisition company, from May 2020 until December 2020. Prior to that, Ms. Tarbox served as Chief Financial Officer and Vice President of KapStone Paper & Packaging (formerly NYSE: KS), from 2007 until 2018. Previously, Ms. Tarbox held positions at various companies, including Uniscribe Professional Services, Inc., a provider of paper- and technology-based document management solutions, Gartner Inc., a research and advisory company, British Petroleum, p.l.c., (NYSE:BP) and Fortune Brands, Inc., a holding company with diversified product lines. Ms. Tarbox earned a B.A. degree in Psychology from Connecticut College and an M.B.A. from the University of Rhode Island.
We believe Ms. Tarbox is well-qualified to serve on our Board due to her extensive accounting and financial experience, operational background, and her significant experience in acquiring and integrating companies.
Elisabeth Vanzura
Ms. Vanzura, age 61, has been a member of our Board since January 2025 and has served as our Chief Marketing Officer since June 2025. Ms. Vanzura previously served as Interim Chief Marketing Officer beginning in March 2025. Ms. Vanzura is the co-founder of GAI Insights, an advisory firm guiding companies on generative AI strategies, since 2023. Ms. Vanzura served as Head of Brand Strategy, Client Lead and Executive Producer for Conductor Productions, a broadcast and digital content creation partner, from March 2020 to June 2023 and Chief Marketing Officer of Rangoon Ruby, a Burmese food chain, from July 2018 to August 2019. She has served in other senior marketing roles at Wahlburgers & Alma Nove, MMB Advertising, General Motors and Volkswagen of America. She received her B.S. in Mechanical Engineering from the General Motors Institute (Kettering University) and her M.B.A. from Harvard University.
We believe Ms. Vanzura's technology and marketing expertise are valuable additions to the Board.
CLASS III DIRECTORS (terms to expire at the 2027 Annual Meeting)
Matthew Guy-Hamilton
Mr. Guy-Hamilton, age 42, has been a member of our Board since October 2020. Mr. Guy-Hamilton is a Managing Director of Summit Partners L.P., a private equity investment company. Mr. Guy-Hamilton joined Summit in 2005, oversees several Summit portfolio companies, and serves as co-head of the Financial Services and Technology Group. Mr. Guy-Hamilton served on the board of directors of EngageSmart, Inc. from September 2021 through January 2024. Mr. Guy-Hamilton graduated summa cum laude, with a B.A. in Economics, from Colby College.

Solo Brands, Inc.	10	2026 Proxy Statement

We believe Mr. Guy-Hamilton is qualified to serve on our Board due to his knowledge of finance, general management, and our industry.
David Powers
Mr. Powers, age 59, has been a member of our Board of directors since May 2022. Previously, Mr. Powers served as a director of Deckers from June 2016 until September 2025, and President and Chief Executive Officer of Deckers Outdoor Corporation, a global footwear and apparel company (“Deckers”), from June 2016 until September 1, 2025. Mr. Powers joined Deckers in 2012 and served in various roles with Deckers until being named President and Chief Executive Officer in 2016. Prior to joining Deckers, he held executive leadership roles at Converse, including four years as Vice President of Global Direct-to-Consumer where he successfully guided the expansion of the brand globally, and Timberland, where he led worldwide retail merchandising, marketing, visual and store design, as well as the creation of a sustainable line of footwear and apparel. Mr. Powers earned a B.S. in Marketing from Northeastern University.
We believe Mr. Powers is qualified to serve on our Board due to his extensive experience in and knowledge of the consumer goods industry and his experience as a former public company chief executive officer.

Solo Brands, Inc.	11	2026 Proxy Statement

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed BDO USA, P.C. ("BDO") as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of BDO is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Neither BDO nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of BDO is expected to attend the 2026 Annual Meeting and to be available to make a statement or respond to appropriate questions from stockholders.
The Audit Committee conducted a competitive search process to determine the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2025. As a result of this process, on April 7, 2025, the Audit Committee approved the engagement of BDO as the Company’s independent registered public accounting firm and subsequently notified and dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.
EY served as the Company’s independent registered public accounting firm since 2021. The audit report of EY on the Company’s financial statements as of and for the fiscal years ended December 31, 2023 and 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2023 and 2024 and through April 7, 2025, there were no (a) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the related instructions thereto) with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, or (b) “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K), other than the material weaknesses in the Company’s internal control over financial reporting identified by management described below.
As reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 10-K”), the Company reported material weaknesses in its internal control over financial reporting related to the aggregation of control deficiencies over segregation of duties, information technology change management, and resource constraints in the Company’s accounting function to address changes in the business in the fourth quarter of 2024. In Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 10-K”), the Company reported material weaknesses in its internal control over financial reporting related to the lack of timely execution of controls within the financial statement close process and the lack of sufficient resources within the Company’s accounting function.
The Audit Committee discussed the material weaknesses in the Company’s internal control over financial reporting with EY and has authorized EY to respond fully to the inquiries of BDO concerning such material weaknesses.
The Company provided EY with a copy of the disclosures contained in its Current Report on Form 8-K filed on April 10, 2025 (“Form 8-K”) and requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in the Form 8-K. A copy of EY’s letter was filed as Exhibit 16.1 to the Form 8-K.
During the years ended December 31, 2023 and 2024 and through April 10, 2025, neither the Company nor anyone on its behalf consulted with BDO with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
In the event that the appointment of BDO is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of BDO is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Solo Brands, Inc.	12	2026 Proxy Statement

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of BDO as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.

Solo Brands, Inc.	13	2026 Proxy Statement

Proposal 3: Approval of the Solo Brands, Inc. Amended and Restated 2021 Incentive Award Plan
Description of Proposal
We are asking our stockholders to approve an amendment and restatement of our 2021 Incentive Award Plan (the “Existing Plan”) to increase the number of shares of our Class A Common Stock authorized for issuance thereunder. The amended and restated plan is referred to herein as the “Restated Plan.” Our Board approved the Restated Plan on March 3, 2026, effective immediately (the “Restated Plan Effective Date”), subject to stockholder approval at the Annual Meeting. The Restated Plan is attached to this proxy statement as Annex A. The following discussion is qualified in its entirety by the full text of the Restated Plan, which is incorporated herein by reference.
Background and Purpose of Proposal
Overview of Proposed Amendments
•Increase in Share Reserve. We strongly believe that an equity compensation program is a necessary and powerful incentive and retention tool that benefits all stockholders.
As of the Record Date, a total of 744,208 shares of our Class A Common Stock were reserved for issuance under the Existing Plan (which number includes the evergreen increases under the Existing Plan through and including January 1, 2026), the aggregate number of shares of Class A Common Stock subject to awards under the Existing Plan was 174,375 (with the number of shares subject to performance-based equity awards calculated at the “target” level of performance) and a total of 345,528 shares of Class A Common Stock remained available under the Existing Plan for future issuance (with the number of shares subject to performance-based equity awards calculated at the “maximum” level of performance). In addition, the Existing Plan contains an “evergreen provision” that allows for an annual increase in the number of shares available for issuance under the Existing Plan on January 1 of each year during the ten-year term of the Existing Plan. The annual increase in the number of shares under the Existing Plan is equal to the lesser of:
◦5% of our outstanding Class A Common Stock and Class B Common Stock on the last day of the immediately preceding calendar year; and
◦An amount determined by our Board.
Pursuant to the Restated Plan, subject to the share counting provisions described below, the number of shares reserved for issuance will be equal to the sum of the following:
◦1,123,509 shares of Class A Common Stock, including the number of shares of Class A Common Stock reserved for issuance under the Existing Plan (which, as of the Record Date, was 744,208 shares); plus
◦An annual increase on January 1 of each calendar year during the term of the Restated Plan commencing January 1, 2027 and ending on and including January 1, 2036, equal to the lesser of (A) 5.0% of our outstanding Class A Common Stock and Class B Common Stock on the last day of the immediately preceding calendar year and (B) such number of shares of Class A Common Stock determined by the Board.
•Increase in Incentive Stock Option Limit. Under the Restated Plan, no more than 1,137,600 shares may be issued upon the exercise of incentive stock options, or ISOs, subject to adjustment in connection with certain changes in capitalization, corporate reorganizations and other events, as described below.
•Extension of Term. The term of the Restated Plan will terminate on March 3, 2036.
•Other Updates. The Restated Plan contains other technical and administrative updates.
Factors Considered in Approving the Restated Plan
In determining to approve the Restated Plan, our Board considered the following:
•Our Board and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees in an extremely competitive labor market and industry

Solo Brands, Inc.	14	2026 Proxy Statement

who help our Company meet its goals. As of the Record Date, we had an aggregate of 4,632 options outstanding under the Existing Plan (with a weighted average exercise price of $169.42 and a weighted average remaining term of 2.7 years, an aggregate of 153,097 RSUs outstanding and an aggregate of 16,646 performance stock units, or PSUs, outstanding (with the number of shares subject to performance-based equity awards calculated at the “target” level of performance). Other than our 2021 Employee Stock Purchase Plan (the “ESPP”), we do not maintain any other equity incentive plans. The closing price of our Class A Common Stock on the Record Date was $3.21 per share.
•The Restated Plan will be the only equity plan under which we may grant equity awards (other than the ESPP).
•In determining the size of the share reserve under the Restated Plan, our Board considered the recommendation of our Compensation Committee. The size of the share reserve was the result of an extensive benchmarking process pursuant to which our Board and the Compensation Committee reviewed market equity plan comparison information based on our peer group and other market perspectives prepared by Pearl Meyer.
•In fiscal years 2023, 2024 and 2025, equity awards representing a total of approximately 18,198 shares, 137,152 shares and 310,114 shares, respectively, were granted under the Existing Plan, for an annual equity burn rate of 0.8%, 6.0% and 12.3%, respectively. This represents a three-year average burn rate of 9.1%. Equity burn rate is calculated by dividing (1) the number of shares subject to equity awards granted during the fiscal year by (2) the number of shares outstanding at the end of the period.
•Our use of the share reserve under the Restated Plan is dependent on the price of our shares and hiring activity during the next few years and forfeitures of outstanding awards. Furthermore, future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, or the expected life span of the share reserve under the Restated Plan.
•In fiscal years 2023, 2024 and 2025, the end of year overhang rate was approximately 19.4%, 20.4% and 15.2%, respectively. Overhang is calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year plus shares remaining available for issuance for future awards at the end of the fiscal year by (2) the number of shares outstanding at the end of the fiscal year.
In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the Restated Plan is reasonable and appropriate at this time. Our Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Restated Plan.
Summary of the Restated Plan
The principal features of the Restated Plan are summarized below.
Purpose. The purpose of the Restated Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company and its participating subsidiaries by providing these individuals with equity ownership opportunities. We believe that the Restated Plan would enhance such employees’ sense of participation in performance, align their interests with those of stockholders, and is a necessary and powerful incentive and retention tool that would benefit stockholders.
Eligibility and Administration. Our employees, consultants and directors, and employees and consultants of any of our subsidiaries, will be eligible to receive awards under the Restated Plan. As of the Record Date, all of our 316 employees, 93 independent contractors and five non-employee directors were eligible to participate in the Existing Plan and would have been eligible to participate in the Restated Plan had it been in effect on such date. The Restated Plan will generally be administered by our Board, which may delegate its duties and responsibilities to committees of our Board and/or officers (referred to collectively as the “plan administrator” below), subject to certain limitations that may be imposed under the Restated Plan, Section 16 of the Exchange Act and/or stock exchange rules, as applicable. The plan administrator will have the authority to make all determinations and interpretations under, and adopt rules for the administration of, the Restated Plan, subject to its express terms and conditions. The plan administrator will also set the terms and conditions of all awards under the Restated Plan, including any vesting and vesting acceleration conditions. The plan administrator’s determinations under the Restated Plan will be in its sole discretion and will be final and binding on all persons having or claiming any interest in the Restated Plan or any award thereunder.

Solo Brands, Inc.	15	2026 Proxy Statement

Limitation on Awards and Shares Available. The number of shares available for issuance under awards granted pursuant to the Restated Plan will be 1,123,509 shares of our Class A Common Stock. The number of shares available for issuance will be increased on January 1 of each calendar year beginning in 2027 and ending in 2036, by an amount equal to (a) 5% of the shares of our Class A Common Stock and Class B Common Stock outstanding on the final day of the immediately preceding calendar year or (b) such smaller number of shares as determined by our Board. No more than 1,137,600 shares of our Class A Common Stock may be issued upon the exercise of incentive stock options under the Restated Plan. Shares issued under the Restated Plan may be authorized but unissued shares, shares purchased in the open market or treasury shares. For the avoidance of doubt, the shares to be authorized for issuance under the Restated Plan, as described above, include shares subject to awards granted under the Existing Plan that remain outstanding.
If an award under the Restated Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited, any shares subject to such award will, as applicable, become or again be available for new grants under the Restated Plan. Shares delivered to us by a participant to satisfy the applicable exercise price or purchase price of an award and/or satisfy any applicable tax withholding obligation (including shares retained by us from the award being exercised or purchased and/or creating the tax obligation), will become or again be available for award grants under the Restated Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards will not count against the number of shares available for issuance under the Restated Plan. Awards granted under the Restated Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger, consolidation, acquisition or similar corporate transaction will not reduce the shares available for grant under the Restated Plan.
Awards. The Restated Plan provides for the grant of stock options, including ISOs, and nonqualified stock options, or NSOs; restricted stock; dividend equivalents; RSUs; stock appreciation rights, or SARs; and other stock or cash-based awards. Certain awards under the Restated Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Internal Revenue Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Restated Plan will be set forth in award agreements, which will detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. A brief description of each award type follows.
•Stock options. Stock options provide for the purchase of shares of our Class A Common Stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the U.S. Internal Revenue Code are satisfied. Unless otherwise determined by the plan administrator and except with respect to certain substitute options granted in connection with a corporate transaction, the exercise price of a stock option will not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders). Unless otherwise determined by the plan administrator in accordance with applicable laws, the term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions as the plan administrator may determine. ISOs may be granted only to our employees and employees of our subsidiary corporations, if any.
•SARs. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR will not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction), and unless otherwise determined by the plan administrator in accordance with applicable laws, the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions as the plan administrator may determine.
•Restricted stock and RSUs. Restricted stock is an award of nontransferable shares of our Class A Common Stock that remains forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are unfunded, unsecured rights to receive, on the applicable settlement date, shares of our Class A Common Stock or an amount in cash or other consideration determined by the plan administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions during the applicable restriction period or periods set forth in the award agreement. RSUs may be accompanied by the right to receive the equivalent value of dividends paid on shares of our Class A Common Stock prior to the delivery of the underlying shares, subject to the same restrictions on transferability and forfeitability as the RSUs with respect to which the dividend equivalents are granted. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral and in accordance with applicable law. Conditions applicable to restricted stock and

Solo Brands, Inc.	16	2026 Proxy Statement

RSUs may be based on continuing service, performance and/or such other conditions as the plan administrator may determine.
•Other stock or cash-based awards. Other stock or cash-based awards may be granted to participants, including awards entitling participants to receive shares of our Class A Common Stock to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise). Such awards may be paid in shares of our Class A Common Stock, cash or other property, as the plan administrator determines. Other stock or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation payable to any individual who is eligible to receive awards. The plan administrator will determine the terms and conditions of other stock or cash-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.
Performance Awards. Performance awards include any of the foregoing awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals or other criteria the plan administrator may determine, which may or may not be objectively determinable. Performance criteria upon which performance goals are established by the plan administrator may include: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including, but not limited to, gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; marketing initiatives; and other measures of performance selected by our Board or its applicable committee, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to our performance or the performance of a subsidiary, division, business segment or business unit, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. When determining performance goals, the plan administrator may provide for exclusion of the impact of an event or occurrence which the plan administrator determines should appropriately be excluded, including, without limitation, non-recurring charges or events, acquisitions or divestitures, changes in the corporate or capital structure, events not directly related to the business or outside of the reasonable control of management, foreign exchange gains or losses, and legal, regulatory, tax or accounting changes.
Provisions of the Restated Plan Relating to Director Compensation. The Restated Plan provides that the plan administrator may establish compensation for non-employee directors from time to time subject to the Restated Plan’s limitations. The plan administrator may establish the terms, conditions and amounts of all such non-employee director compensation in its discretion and in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation or other compensation and the grant date fair value (as determined in accordance with ASC 718, or any successor thereto) of any equity awards granted as compensation for services as a non-employee director during any fiscal year may not exceed $750,000, increased to $1,000,000 for a non-employee director’s initial fiscal year of service as a non-employee director. The plan administrator may make exceptions to these limits for individual non-employee directors in extraordinary circumstances, as the plan administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.
Certain Transactions. In connection with certain transactions and events affecting our Class A Common Stock, including, without limitation, any dividend or other distribution, reorganization, merger, consolidation, recapitalization, or sale of all or substantially all of the assets of the Company, or sale or exchange of our Class A Common Stock or other securities of the Company, a change in control, issuance of warrants or other rights to purchase our Class A Common Stock or other securities of the Company, or similar corporate transaction or event, or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the Restated Plan to prevent the dilution or enlargement of intended benefits, facilitate such

Solo Brands, Inc.	17	2026 Proxy Statement

transaction or event, or give effect to such change in applicable laws or accounting principles. This includes canceling awards in exchange for either an amount in cash or other property with a value equal to the amount that would have been obtained upon exercise or settlement of the vested portion of such award or realization of the participant’s rights under the vested portion of such award, accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares available, replacing awards with other rights or property and/or terminating awards under the Restated Plan.
For purposes of the Restated Plan, a “change in control” means and includes each of the following events:
•a transaction or series of transactions (other than an offering of our Class A Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of the two sub-bullet points below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50 % of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
•during any period of two consecutive years, individuals who, at the beginning of such period, constitute our Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c) whose election by our Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof); or
•the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
◦which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
◦after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
Foreign Participants, Claw-back Provisions, Transferability and Participant Payments. With respect to foreign participants, the plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above. All awards will be subject to the provisions of any claw-back policy that may be implemented by us to the extent set forth in such claw-back policy or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Restated Plan are generally non-transferable prior to vesting and are exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the Restated Plan and exercise price obligations arising in connection with the exercise of stock options under the Restated Plan, the plan administrator may, in its discretion and subject to any applicable blackout or lock-up periods, accept cash, wire transfer, or check, shares of our Class A Common Stock that meet specified conditions (a market sell order) or such other consideration as it deems suitable or any combination of the foregoing.
Plan Amendment and Termination. Our Board may amend, suspend or terminate the Restated Plan at any time. However, no amendment, other than an increase in the number of shares available under the Restated Plan, in excess of the pool as described above, may materially and adversely affect any award outstanding at the time of such amendment in a manner disproportionate to other similarly-situated awards without the affected participant’s consent. Our Board will obtain stockholder approval for any plan amendment to the extent necessary to comply with applicable laws, including with respect to amendments intended to reduce the

Solo Brands, Inc.	18	2026 Proxy Statement

exercise price of outstanding options or SARs or actions to cancel outstanding options or SARs in exchange for cash or other awards in a manner that is prohibited under the Restated Plan. The plan administrator will have the authority, without the approval of our shareholders, to amend any outstanding award, including by substituting another award of the same or different type, changing the exercise or settlement date, and converting an ISO to an NSO. No award may be granted pursuant to the Restated Plan after the expiration of the Restated Plan. The Restated Plan is scheduled to remain in effect until the earlier of (i) the tenth anniversary of the date on which our Board adopts the Restated Plan and (ii) the earliest date as of which all awards granted under the Restated Plan have been satisfied in full or terminated and no shares approved for issuance under the Restated Plan remain available to be granted under new awards.
Securities Laws. The Restated Plan is intended to conform to all provisions of the Securities Act, the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Exchange Act Rule 16b-3. The Restated Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.
Material U.S. Federal Income Tax Consequences. The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Restated Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
•Non-Qualified Stock Options. If a participant is granted an NSO under the Restated Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of our Class A Common Stock acquired on the date of exercise, less the exercise price paid for the Class A Common Stock. The participant’s basis in the Class A Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such Class A Common Stock generally will be the fair market value of our Class A Common Stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
•Incentive Stock Options. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of our Class A Common Stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If the Class A Common Stock acquired upon exercise of an ISO are held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the Class A Common Stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of our Class A Common Stock on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the Class A Common Stock acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the Class A Common Stock.
•Other Awards. The current federal income tax consequences of other awards authorized under the Restated Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.
Section 409A of the Code. Certain types of awards under the Restated Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time

Solo Brands, Inc.	19	2026 Proxy Statement

of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Restated Plan and awards granted under the Restated Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Restated Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
New Plan Benefits
The Company intends to grant equity awards under the Restated Plan to eligible participants in the ordinary course as part of its ongoing compensation program; however, because all future awards under the Restated Plan remain subject to the discretion of the plan administrator, and will depend on factors such as future hiring activity, individual performance, competitive market conditions and the Company’s compensation objectives, the actual amounts and types of awards that may be granted to participants under the Restated Plan are not determinable at this time.
Plan Benefits Under the Existing Plan
As of the Record Date, each of our named executive officers and the other groups identified below had been granted the following stock options, RSUs and PSUs (with the number of shares subject to performance-based equity awards calculated at the “target” level of performance) under the Existing Plan:

Name or Group	Number of Shares Subject to Stock Options (#)	Number of Shares Subject to RSUs (#)	Number of Shares Subject to PSUs (#)
John P. Larson, President and Chief Executive Officer	—	205,778	—
Laura Coffey, Chief Financial Officer	—	11,985	11,985
Christopher Blevins, General Counsel	—	2,409	—
All current executive officers, as a group (3 persons)	—	220,172	11,985
All current directors who are not executive officers, as a group (6 persons)	—	20,140	—
All nominees for election as director	—	—	—
Paul Furer	—	—	—
Peter Laurinaitis	—	—	—
Each associate of any such directors, executive officers or nominees	—	—	—
Each other person who received or is to receive 5% of such options, warrants or rights	—	—	—
All other employees, as a group	21,025	197,678	100,186

Solo Brands, Inc.	20	2026 Proxy Statement

Equity Compensation Plan Information
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes the information regarding equity awards outstanding and available for future grants as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(2)	Weighted-average exercise price of outstanding options, warrants and rights ($)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)(4)

Equity compensation plans approved by security holders(1)	174,375	$169.42	497,490
Equity compensation plans not approved by security holders	—	—	—
Total	174,375	$169.42	497,490
1.Consists of our Incentive Award Plan and 2021 Employee Stock Purchase Plan (the "ESPP").
2.Includes 4,632 outstanding stock options and 169,743 unvested restricted stock units and unvested performance stock units (assuming "target" level of performance)..
3.Includes the weighted average exercise price for outstanding options only; restricted stock units, performance stock units and Common Units do not have an exercise price and are not included in the calculation of weighted average exercise price.
4.Includes 345,528 shares available for future issuance under our Incentive Award Plan and 151,962 shares available for future issuance under our ESPP (of which a maximum of approximately 66,656 are potentially subject to purchase during the offering period in effect December 31, 2025).
Effect of Proposal
Approval of Proposal
If our stockholders approve this Proposal 3, the increased share reserve under the Restated Plan will permit the Company to continue to use equity-based awards, including awards of performance-based awards, as an integral part of its compensation program. Additionally, we will be able to grant additional awards to key employees out of the remaining share reserve under the Restated Plan as an incentive and retention tool for such key employees.
Failure to Approve Proposal
If the Restated Plan is not approved by our stockholders, the Existing Plan will continue in full force and effect as in effect prior to the Restated Plan Effective Date, and we may continue to grant awards under the Existing Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.
If this Proposal 3 is not approved by our stockholders, we will have a limited number of shares available for future grant under the Existing Plan as a percentage of the number of shares of our Class A Common Stock outstanding and would not have a sufficient number of shares authorized under the Existing Plan to make necessary equity awards in the future. Absent approval of this Proposal 3, we would lose an important compensation tool aligned with stockholder interests to attract, motivate, and retain highly qualified talent. We have long had an ownership culture in which our key employees and directors are granted equity-based awards to align their interests with those of stockholders. The Restated Plan will permit the Company to continue to use equity-based awards, including awards of performance-based awards, as an integral part of its compensation program.
Vote Required
This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes will have no effect on this proposal.

Solo Brands, Inc.	21	2026 Proxy Statement

RECOMMENDATION OF THE BOARD OF DIRECTORS
In reaching its determination to approve this Proposal 3, our Board considered a number of factors, including:
•That equity awards are crucial for staying competitive in our industry and essential for attracting and retaining highly qualified employees in a challenging labor market;
•Without increasing the shares available under the Existing Plan, we risk having an insufficient number of shares for future equity awards with which to attract and retain key personnel;
•That the Restated Plan will be the only equity plan under which we may grant equity awards (other than the ESPP); and
•That the size of the share reserve under the Restated Plan was recommended by our Compensation Committee, and was based on our peer group and other market perspectives provided by Pearl Meyer, the independent compensation consultant to the Compensation Committee and our Board.
After evaluating these factors, and based upon their knowledge of our business and financial condition, and the recommendation of our Compensation Committee, our Board concluded that the Restated Plan is in our best interest, and in the best interests of our stockholders, and unanimously recommends a vote FOR the approval of the Solo Brands, Inc. Amended and Restated 2021 Incentive Award Plan.

The Board of Directors unanimously recommends a vote FOR the approval of the adoption of the Solo Brands, Inc. Amended and Restated 2021 Incentive Award Plan.

Solo Brands, Inc.	22	2026 Proxy Statement

Proposal 4: Approval of an Adjournment of the Annual Meeting
The Board believes that if the number of shares of the Company’s Common Stock cast in favor of Proposal 3 is insufficient to approve such proposal, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve Proposal 3.
In this Proposal 4, we are asking stockholders to authorize us to adjourn the Annual Meeting or any adjournment or postponement thereof to a later date or dates in order to solicit additional proxies in favor of Proposal 3. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 3.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of an adjournment of the Annual Meeting, if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3.

Solo Brands, Inc.	23	2026 Proxy Statement

Report of The Audit Committee
of The Board of Directors

The Audit Committee has reviewed the audited consolidated financial statements of Solo Brands, Inc., a Delaware corporation (the “Company”), for the fiscal year ended December 31, 2025, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Andrea K. Tarbox (Chair)
Peter Laurinaitis
David Powers

Solo Brands, Inc.	24	2026 Proxy Statement

Independent Registered
Public Accounting Firm Fees
and Other Matters

Our independent registered public accounting firm, BDO, did not provide any services to us during the 2024 fiscal year.
The following table summarizes the fees of BDO, our independent registered public accounting firm, billed to us for the 2025 fiscal year for audit services and billed to us for the 2025 fiscal year for other services:

Fee Category	2025

Audit Fees	$900,000
Audit Related Fees	173,649
Tax Fees	—
All Other Fees	—
Total Fees	$1,073,649
Audit Fees
Audit fees for the fiscal year ended December 31, 2025 include fees billed by BDO for professional services for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and the review of our consolidated financial statements included in our Quarterly Report on Form 10-Q.
Audit Related Fees
Audit related fees for the fiscal year ended December 31, 2025 include fees billed by BDO for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage our independent auditor to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent auditor has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-approve the services (and related fee levels or budgeted amounts) that may be provided by our independent auditor without first obtaining

Solo Brands, Inc.	25	2026 Proxy Statement

specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed in 2025.

Solo Brands, Inc.	26	2026 Proxy Statement

Executive Officers

The following table identifies our executive officers as of March 24, 2026:

Name	Age	Position

John P. Larson(1)	63	President, Chief Executive Officer and Director
Laura Coffey	59	Chief Financial Officer
Christopher Blevins	45	General Counsel
1.See biography on page 10 of this proxy statement.
Laura Coffey. Ms. Coffey has served as our Chief Financial Officer since February 2024. Prior to her time with the Company, Ms. Coffey served as the CFO for The Vitamin Shoppe, Inc. (formerly NYSE: VSI), a nutritional supplement retailer from June 2020 until June 2023. Prior to the Vitamin Shoppe, Ms. Coffey worked at Pier 1 Imports, Inc. (formerly NYSE: PIR), a national home furnishing and décor retailer, for 23 years, where she held various senior leadership roles including executive vice president for e-commerce and business development and interim chief financial officer. Ms. Coffey currently serves on the board, executive committee and as the chair of the audit committee of Community National Bank & Trust of Texas. Ms. Coffey graduated from the University of Texas at Arlington with a BBA in Business Administration and Accounting.
Christopher Blevins. Mr. Blevins has served as our General Counsel and Corporate Secretary since July 2025. Mr. Blevins previously served as Interim General Counsel beginning in January 2025 and as Deputy General Counsel since joining Solo Brands in 2022. In his role, Mr. Blevins oversees the Company’s legal affairs, including corporate governance, securities law compliance, regulatory matters, and risk management. Prior to joining Solo Brands, Mr. Blevins provided legal counsel in the financial services and investment management sector advising on regulatory, transactional, and operational matters, including as Legal Counsel to PIMCO from 2019 to 2022. Earlier in his career, Mr. Blevins practiced law in private practice, where he focused on complex litigation and business disputes. Mr. Blevins received a B.A. from the University of California, Santa Barbara and a J.D. from the University of Arizona James E. Rogers College of Law.

Solo Brands, Inc.	27	2026 Proxy Statement

Corporate Governance

GENERAL
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of the “Investors” page of our website located at https://investors.solobrands.com, or by writing to our Secretary at our offices at 1001 Mustang Dr., Grapevine, Texas 76051.
BOARD COMPOSITION
Our Board currently consists of seven members: Paul Furer, Matthew Guy-Hamilton, John P. Larson, Peter Laurinaitis, David Powers, Andrea K. Tarbox, and Elisabeth Vanzura. Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Our Certificate of Incorporation also provides that our directors may only be removed for cause.
In addition, pursuant to our Stockholders Agreement, described under “Certain Relationships and Related Person Transactions”, Summit Partners Growth Equity Funds, Summit Partners Subordinated Debt Funds, and Summit Investors X Funds (collectively, “Summit Partners”) has the right to nominate up to four directors to our Board, subject to certain specified sunset provisions, to be included in the slate of nominees recommended by our Board, for election to our Board at each annual or special meeting at which directors are to be elected, subject to the following: (i) if at any time Summit Partners beneficially owns in the aggregate less than 30% but at least 20% or more of the total outstanding shares of our Class A Common Stock and Class B Common Stock that it owned immediately following the IPO, Summit Partners will be entitled to designate two (2) individuals for nomination, and (ii) if at any time the Summit Partners beneficially owns in the aggregate less than 20% but at least five percent 5% or more of the total outstanding shares of our Class A Common Stock and Class B Common Stock that it owned immediately following our IPO, Summit Partners will be entitled to designate one (1) individual for nomination. Summit Partners will not be entitled to designate any individuals for nomination pursuant to the first if at any time Summit Partners beneficially owns in the aggregate less than 5% of the total outstanding shares of our Class A Common Stock and Class B Common Stock that it owned immediately following the IPO.
In addition, we have agreed not to increase or decrease the size of our Board unless approved by Summit Partners. For purposes of the Stockholders Agreement, Summit Partners has designated Messrs. Guy-Hamilton and Furer for the applicable elections to the Board
DIRECTOR INDEPENDENCE
Our Board has affirmatively determined that each of David Powers, Matthew Guy-Hamilton, Paul Furer, Peter Laurinaitis, and Andrea K. Tarbox qualifies as “independent” in accordance with the listing requirements of the New York Stock Exchange (“NYSE”). Michael C. Dennison was determined to qualify as "independent" while he served on our Board. John P. Larson and Elisabeth Vanzura are not considered "independent" as they are executive officers of the Company. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
EXECUTIVE SESSIONS
Our non-management directors meet in executive session without management directors or other members of management present on a regularly scheduled basis. Such meetings are presided over by our Chairman.

Solo Brands, Inc.	28	2026 Proxy Statement

DIRECTOR CANDIDATES
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, strong ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; leadership skills; experience in finance and accounting and/or executive compensation practices; and whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company’s business. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.
ATTRIBUTES OF THE BOARD

Finance/ Accounting	E-Commerce Expertise	Manufacturing/ Supply Chain	Wholesale/Retail Experience

Public Company Board	Senior Leadership	Human Capital Management	Strategic Acquisition
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Solo Brands, Inc., 1001 Mustang Dr., Grapevine, Texas 76051. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS FROM INTERESTED PARTIES
Interested parties who wish to send communications on any topic to the Chairman of the Board, the independent or non-management directors, specified individual directors or the Board as a whole, should address such communications to the applicable party or parties in writing: c/o Secretary, Solo Brands, Inc., 1001 Mustang Dr., Grapevine, Texas 76051. The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from interested parties and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Solo Brands, Inc.	29	2026 Proxy Statement

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently have a Chairman of the Board that is separate from the Chief Executive Officer role. Additionally, our Corporate Governance Guidelines provide that whenever the Chair of the Board is a member of management or does not otherwise qualify as independent, the Independent Directors may elect a lead director, whose responsibilities would include, but are not limited to, presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the independent directors; calling meetings or separate sessions of the independent directors, approving Board meeting schedules and agendas; approving information sent to the Board and acting as the liaison between the independent directors and the Chief Executive Officer and the Chairman of the Board, as appropriate. Our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. For these reasons, our Board has concluded that our current leadership structure is appropriate at this time. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board and committee meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
The Board also meets periodically and as necessary with outside advisors regarding material risks facing the Company.
Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management and for overseeing management of regulatory risks. Our Board, on an ongoing basis, reviews key long and short-term material risks, and are supported in this function primarily by its committees. Our Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, and for overseeing financial and cybersecurity risks. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
CODE OF BUSINESS CONDUCT AND ETHICS
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, https://investors.solobrands.com, in the “Governance Documents” section under “Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Solo Brands, Inc.	30	2026 Proxy Statement

INSIDER TRADING COMPLIANCE POLICY; ANTI-HEDGING POLICY
Our Board has adopted an Insider Trading Compliance Policy, which governs the purchase, sale and other dispositions of our securities and applies to all of our directors, officers and employees. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and listing standards applicable to the Company. A copy of our Insider Trading Compliance Policy was filed as Exhibit 19.1 to our 2025 Form 10-K.
The Insider Trading Compliance Policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS
The Board met 21 times during the year ended December 31, 2025. During the year ended December 31, 2025, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at https://investors.solobrands.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. Seven of our then-current directors attended our annual meeting of stockholders held in 2025.

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Committees of The Board

Our Board has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The current members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance

Matthew Guy-Hamilton		X	Chair
Andrea K. Tarbox	Chair		X
Peter Laurinaitis	X
David Powers	X	Chair
AUDIT COMMITTEE
Our Audit Committee’s responsibilities include:
•appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm their independence from management;
•reviewing with our independent registered public accounting firm the scope and results of their audit;
•pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•reviewing our policies on risk assessment and risk management;
•reviewing related person transactions; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters
The Audit Committee charter is available on our website at https://investors.solobrands.com. The members of the Audit Committee are Peter Laurinaitis, David Powers, and Andrea K. Tarbox. Andrea K. Tarbox serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Peter Laurinaitis, David Powers, and Andrea K. Tarbox is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the NYSE Rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our Board has determined that each of Peter Laurinaitis and Andrea K. Tarbox qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.
The Audit Committee met four times in 2025.

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COMPENSATION COMMITTEE
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone, or if directed by the Board, in conjunction with a majority of the independent members of the Board) the compensation of our Chief Executive Officer (or person serving in a similar capacity);
•reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;
•reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;
•making recommendations to our Board regarding the compensation of our directors; and
•appointing and overseeing any compensation consultants
The Compensation Committee generally considers the Chief Executive Officer’s (or person serving in a similar capacity) recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at https://investors.solobrands.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2025, the Compensation Committee engaged the compensation consulting firm Pearl Meyer to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Pearl Meyer comparing our compensation to that of a group of peer companies within our industry and met with Pearl Meyer to discuss our executive and non-employee director compensation and to receive input and advice. Pearl Meyer reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Pearl Meyer and has determined that its work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an executive officer the authority to grant equity awards to certain employees and consultants, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Matthew Guy-Hamilton and David Powers. Mr. Powers serves as the Chairperson of the Compensation Committee. Each of Matthew Guy-Hamilton and David Powers qualifies as an independent director under NYSE’s heightened independence standards for members of a compensation committee. Mr. Powers qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met five times in 2025.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Our Nominating and Corporate Governance Committee’s responsibilities include:
•identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•recommending to our Board the nominees for election to our Board at annual meetings of our stockholders;
•overseeing an annual evaluation of our Board and its committees; and
•developing and recommending to our Board a set of corporate governance guidelines
The Nominating and Corporate Governance Committee charter is available on our website at https://investors.solobrands.com. The members of our Nominating and Corporate Governance Committee are Matthew Guy-Hamilton and Andrea K. Tarbox. Mr. Guy-Hamilton serves as the Chairperson of the Nominating and Corporate Governance Committee. Our Board has affirmatively determined that each of Matthew Guy-Hamilton and Andrea K. Tarbox meets the definition of “independent director” under the NYSE rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met three times in 2025.

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Executive And Director Compensation

NAMED EXECUTIVE OFFICERS
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2025, our “named executive officers” consisted of our President and Chief Executive Officer, the two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers as of December 31, 2025 and our former President and Chief Executive Officer. Their positions were as follows:

John P. Larson(1)	President and Chief Executive Officer
Laura Coffey	Chief Financial Officer
Christopher Blevins(2)	General Counsel
Chris Metz(3)	Former President and Chief Executive Officer
1.Mr. Larson was appointed Interim President and Chief Executive Officer effective February 18, 2025 and was subsequently appointed President and Chief Executive Officer on a permanent basis, effective June 15, 2025.
2.Mr. Blevins was appointed Interim General Counsel effective January 1, 2025 and was subsequently appointed General Counsel on a permanent basis, effective June 23, 2025.
3.Mr. Metz resigned as President and Chief Executive Officer effective February 18, 2025 and remained at the Company in a non-executive position through March 7, 2025.
We are an “emerging growth company,” within the meaning of the JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2024, and 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

John Larson(4) President and Chief Executive Officer	2025	626,861	675,000	2,116,412	26,506	3,444,779
	2024	—	—	—	—	—
Laura Coffey(3) Chief Financial Officer	2025	500,000	625,000	111,336	12,433	1,248,769
	2024	442,308	—	958,332	10,385	1,411,025
Christopher Blevins(4) General Counsel	2025	262,500	278,000	19,360	10,677	570,537
	2024	—	—	—	—	—
Chris Metz(3) Former President and Chief Executive Officer	2025	196,154	—	—	25,385	221,539
	2024	800,962	—	4,063,270	65,174	4,929,406
1.The amounts reflect discretionary bonuses awarded to Mr. Larson, Ms. Coffey and Mr. Blevins in fiscal year 2025. These bonuses were determined as part of a comprehensive compensation analysis conducted with the Company’s compensation advisors, which included a review of base salary, bonus, equity and total compensation for each executive. Mr. Larson's bonus was paid while he was serving in his capacity as Interim Chief Executive Officer.
2.Amounts reported for the year ended December 31, 2025 reflect the grant date fair value of restricted stock units in respect of shares of our Class A common stock, granted pursuant to the terms of our 2021 Incentive Award Plan, for Mr. Larson, Ms. Coffey and Mr. Blevins and the

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grant date fair value of performance stock units with performance targets in respect of shares of our Class A common stock, granted pursuant to the terms of our 2021 Incentive Award Plan, for Ms. Coffey, in each case computed in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all stock awards made to our named executive officers in Note 16 to our audited consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. For additional details about these grants, see the section below titled “-Narrative to the Summary Compensation Table-Equity-Based Compensation.”
3.For fiscal year 2025, the amounts reflect: Company-paid life insurance premiums, Company-paid housing payments of $16,077 and $10,401 in fees in respect of services as a director for Mr. Larson; $12,433 in matching contributions under the Company’s 401(k) plan for Ms. Coffey; $10,677 in matching contributions under the Company’s 401(k) plan for Mr. Blevins; and $5,885 in matching contributions under the Company’s 401(k) plan and Company-paid housing payments of $19,500 for Mr. Metz.
4.Because Messrs. Larson and Blevins were not named executive officers prior to fiscal year 2025, we have not reported their compensation for fiscal year 2024, in accordance with SEC guidance.
NARRATIVE TO THE SUMMARY COMPENSATION TABLE
Elements of Compensation
Base Salaries
The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
In connection with his appointment as President and Chief Executive Officer in June 2025, Mr. Larson received an annual base salary of $750,000 for 2025. Ms. Coffey and Mr. Blevins earned an annual base salary of $500,000 and $300,000, respectively, for 2025. The actual amount of salary paid to our named executive officers in 2025 is reflected in the “Salary” column to the “Summary Compensation Table” above.
Bonuses
For 2025, our named executive officers (other than Mr. Metz whose employment terminated March 7, 2025) were eligible to receive target bonuses as follows: Mr. Larson was eligible for a target bonus equal to 100% of base salary, with the potential to earn an additional 100% of base salary if the Company achieves certain performance accelerators; Ms. Coffey was eligible for a target bonus equal to 60% of base salary (up to an additional 30% of base salary for achievement of a performance accelerator); and Mr. Blevins was eligible for a target bonus equal to 50% of base salary.
Equity-Based Compensation
Incentive Award Plan
In connection with our initial public offering, we adopted, and our stockholders approved, our 2021 Incentive Award Plan (the “Incentive Award Plan”) in order to facilitate the grant of equity incentives to directors, employees (including our named executive officers) and consultants of our Company and certain of its affiliates and to enable our Company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. Our Incentive Award Plan became effective on October 27, 2021, the date prior to the first date upon which our Class A Common Stock became publicly listed on NYSE.
In 2025, we granted restricted stock units (“RSUs”) and performance stock units (“PSUs”) to certain of our named executive officers. In February 2025, in connection with his appointment as Interim President and Chief Executive Officer, Mr. Larson was entitled to receive a one-time equity award of 25,000 RSUs to be granted following the Company’s filing of its 2024 Annual Report on Form 10-K, subject to Mr. Larson’s continued service as Interim President and Chief Executive Officer on such date, and which RSUs vested upon the appointment of Mr. Larson as President and Chief Executive Officer. In November 2025, in connection with an amendment to his employment agreement, Mr. Larson received a one-time equity award equal to six percent (6%) of the fully diluted outstanding equity of the Company, comprised of RSUs, 31.25% of which vested on the grant date and the remaining RSUs vest in quarterly installments such that the grant is fully vested on the third anniversary of June 23, 2025, subject to Mr. Larson's continued service through the applicable vesting date. The RSUs are subject to certain accelerated vesting in the event of a change in control and equitable adjustment in the event of certain other extraordinary transactions.
In February 2025, Ms. Coffey received a grant of 5,736 RSUs, 50% of which vested on February 28, 2026 and the remaining 50% of which will vest on February 28, 2027, subject to Ms. Coffey's continued service through the applicable vesting date. Ms. Coffey also received 5,736 PSUs in February 2025, 50% of which were eligible to vest if the Company achieved EBITDA of at least $34.6 million for fiscal year 2025 and the remaining 50% are eligible to vest if the Company achieves EBITDA of at least

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$46.0 million for fiscal year 2026, subject to Ms. Coffey's continued service through the applicable vesting date. The applicable performance criteria was not met for fiscal year 2025, and, accordingly, the first 50% of Ms. Coffey’s PSU award was forfeited.
In February 2025, Mr. Blevins received a grant of 1,806 RSUs, 50% of which vested on February 28, 2026 and the remaining 50% of which will vest on February 28, 2027, subject to Mr. Blevins’s continued service through the applicable vesting date.
We do not currently, and did not during the year ended December 31, 2025, grant new awards of stock options, stock appreciation rights or similar option-like equity awards and therefore do not have policies or practices with respect to such awards at this time.
Other Elements of Compensation
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. We expect that our named executive officers will continue to be eligible to participate in the 401(k) plan on the same terms as other full-time, salaried employees. The Internal Revenue Code, or the Code, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Health/Welfare Plans
All of our full-time, salaried employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•medical, dental and vision benefits; and
•life and accidental death and dismemberment insurance.
Employee Stock Purchase Plan
In connection with our initial public offering, we adopted, and our stockholders approved, our 2021 Employee Stock Purchase Plan in order to provide increased flexibility to provide opportunities to purchase shares to eligible employees, including our named executive officers.
EMPLOYMENT AGREEMENTS
Solo Brands, LLC entered into an employment agreement with Mr. Larson effective as of June 23, 2025 and with Ms. Coffey on February 1, 2024. Mr. Blevins received a promotion letter from Solo Brands, LLC effective as of June 23, 2025. The terms of these agreements are described below.
Term and Compensation
Pursuant to the employment agreements with Mr. Larson and Ms. Coffey, each named executive officer’s term of employment will continue until terminated by the named executive officer or by Solo Brands, LLC. The employment agreements provide that, during the employment term, each named executive officer is entitled to the following initial base salaries: $750,000 for Mr. Larson and $500,000 for Ms. Coffey, each of which may be adjusted from time to time by our board. The employment agreements provide for target annual bonuses as follows: 100% of base salary for Mr. Larson (with the potential of an additional 100% of base salary if the Company achieves performance accelerators) and 60% of base salary for Ms. Coffey (up to an additional 30% of base salary for achievement of a performance accelerator). According to the employment agreements, annual bonuses will be paid based on the attainment of one or more performance goals established by our board. The named executive officer must generally remain employed through the date such bonus is paid in order to receive the bonus. Mr. Larson's employment agreement provides that any outstanding equity awards held by him as of June 23, 2025 became immediately vested on that date. In addition, upon the establishment of an equity pool reserved for management and key employees, Mr. Larson was to receive a one-time equity award equal to six percent (6%) of the fully diluted outstanding equity of the Company, which award was granted in November 2025 as described above.
Pursuant to Mr. Blevins’ promotion letter, Mr. Blevins is entitled to receive an annual base salary of $300,000 and is eligible to receive a target annual bonus equal to 50% of his base salary, based on Company performance. Mr. Blevins is also eligible to

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participate in the Solo Brands Severance Plan and the Solo Brands Change in Control Severance Plan, as described in further detail below.
Severance
Other than for Mr. Blevins, upon termination of a named executive officer’s employment by Solo Brands, LLC without Cause or by the named executive officer for Good Reason (as such terms are defined in each named executive officer’s employment agreement), Solo Brands, LLC will be obligated, subject to the named executive officer’s timely execution of a release of claims, to (a) continue to pay the named executive officer his or her then-current base salary for twelve (12) months (the “severance period”), and (b) during the severance period, pay the premiums for any continued health and welfare coverage for the named executive officer and his eligible dependents. Mr. Larson will also be entitled to accelerated vesting of any service-based equity awards that are scheduled to vest in the twelve (12) months following his termination of employment. In addition, if Mr. Larson's employment is terminated by Solo Brands, LLC without Cause or by Mr. Larson for Good Reason within twenty-four (24) months following a change in control, he will also be entitled to receive his target annual bonus, pro-rated for the portion of the year he is employed and based on actual performance. Mr. Metz was also entitled to receive a pro-rated bonus based on actual performance for the year in which his termination of employment occurred and accelerated vesting of his service-based equity awards as though he was employed for an additional twelve (12) months. In addition, if Mr. Metz’ employment was terminated by Solo Brands, LLC without Cause or by Mr. Metz for Good Reason within six (6) months prior to or within twenty-four (24) months following a change in control of the Company, the “severance period” would have been twenty-four (24) (instead of twelve (12)) months and he would have received a bonus equal to two-hundred percent (200%) of his target bonus for the year in which the termination occurs (in lieu of a pro-rated bonus) and accelerated vesting of his service-based equity awards as though he was employed for an additional twenty-four (24) (instead of twelve (12)) months. Upon any termination of employment, our named executive officers would be entitled to receive any annual bonus that was earned but not paid with respect to the calendar year prior to the date of termination.
For Ms. Coffey, the severance payments and benefits will not be made and, if already made, will be subject to repayment, if (x) Solo Brands, LLC discovers grounds for Cause existed prior to Ms. Coffey’s termination of employment, (y) Ms. Coffey breaches any of the restrictive covenants contained in her employment agreement or (z) Ms. Coffey fails to cooperate and provide reasonable assistance to us in defense of claims made against us if such claims relate to Ms. Coffey’s period of employment. In addition, severance payments and benefits will cease to be made if Ms. Coffey begins any subsequent employment or consulting relationship during the severance period.
Mr. Blevins is eligible to participate in the Solo Brands Severance Plan and the Solo Brands Change in Control Severance Plan. Under the Solo Brands Severance Plan, if Mr. Blevins' employment is terminated by the Company without Cause or by Mr. Blevins for Good Reason (as such terms are defined in the plan), and subject to his execution of a release of claims, Mr. Blevins would be entitled to receive (a) twelve (12) months of base salary continuation, paid in installments, and (b) a COBRA subsidy for up to twelve (12) months, such that his portion of the premium equals the rate applicable to active employees. These severance benefits are subject to cessation if Mr. Blevins commences employment with another employer during the severance period. Under the Solo Brands Change in Control Severance Plan, if Mr. Blevins’ employment is terminated by the Company without Cause or by Mr. Blevins for Good Reason (as such terms are defined in the plan) during the period beginning six (6) months prior to and ending twelve (12) months following a change in control of the Company, and subject to his execution of a release of claims, Mr. Blevins would be entitled to receive (a) a lump sum payment equal to twelve (12) months of base salary, (b) a pro-rata portion of his target annual bonus for the year of termination, (c) a lump sum cash payment for COBRA coverage equal to the difference between the COBRA premium and the active employee rate for twelve (12) months, and (d) full accelerated vesting of all outstanding equity awards (with any performance-based awards vesting at target levels). To the extent Mr. Blevins receives severance benefits under the standard severance plan prior to a qualifying termination under the change in control plan, such amounts will be offset against the change in control severance benefits.
Restrictive Covenants
Our named executive officers are also subject to certain restrictive covenants and confidentiality obligations pursuant to their respective employment agreements. In particular, Mr. Larson is subject to non-competition and non-solicitation restrictions for eighteen (18) months following termination of employment and Ms. Coffey and Mr. Metz are subject to non-competition and non-solicitation restrictions for one (1) year following termination of employment. Mr. Blevins is subject to a non-solicitation restriction for one (1) year following termination of employment. All named executive officers are subject to perpetual non-disclosure and non-disparagement restrictions.

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OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table summarizes the number of equity incentive plan awards held by each named executive officer as of December 31, 2025. Mr. Metz is not included in the table below because he was not employed and did not hold any equity awards as of December 31, 2025.

		Stock Awards		Equity Incentive Plan Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Incentive Units of Shares That Have Not Vested ($)(2)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Market Value of Unearned Shares, Or Other Rights That Have Not Vested ($)(2)

John P. Larson	11/11/2025	112,012	677,673	—	—
Laura Coffey	2/5/2024	4,166	25,204	—	—
	2/28/2025	5,736	34,703	—	—
	4/8/2024	—	—	6,249	37,806
	2/28/2025	—	—	2,868	17,351
Christopher Blevins	2/4/2022	10	61	—	—
	10/1/2022	47	284	—	—
	4/8/2024	160	968	—	—
	2/28/2025	1,806	10,926	—	—
1.Represents the restricted stock units granted to each named executive officer. For Mr. Larson, 31.25% of the RSUs vested on the grant date and the remaining RSUs vest in quarterly installments such that the grant is fully vested on the third anniversary of June 23, 2025, subject to Mr. Larson's continued service through the applicable vesting date and further subject to certain accelerated vesting in the event of a change in control. For Ms. Coffey, (a) the RSUs granted on February 5, 2024 vest in equal annual installments on February 5, 2025, 2026 and 2027, and (b) the RSUs granted on February 28, 2025 vest in equal annual installments on February 28, 2026 and 2027, subject in each case to her continued service through the applicable vesting date. For Mr. Blevins, (a) 43 of the RSUs granted on February 24, 2022 vested on February 24, 2023 and the remaining RSUs vest in quarterly installments such that the grant is fully vested on the fourth anniversary of the grant date, (b) 47 of the RSUs granted on October 1, 2022 vested on October 1, 2023 and the remaining RSUs vest in quarterly installments such that the grant is fully vested on the fourth anniversary of the grant date, (c) the RSUs granted on April 8, 2024 vest in equal annual installments on February 5, 2025, 2026 and 2027, (d) and the RSUs granted on February 28, 2025 vest in equal annual installments on February 28, 2026 and 2027, subject in each case to his continued service through the applicable vesting date.
2.The values reported are based on our closing share price as of December 31, 2025.
3.Represents the performance stock units granted to each named executive officer. For Ms. Coffey, the PSUs granted on April 8, 2024 are eligible to vest as follows: one-third (1/3rd) of the shares will vest upon the attainment of each of the following 30-day average VWAP goals: $160.00, $200.00 and $240.00 achieved on or before February 28, 2027, subject to Ms. Coffey's continued service through February 28, 2027. For Ms. Coffey, 50% of the PSUs granted on February 28, 2025 were eligible to vest if the Company achieved EBITDA of at least $34.6 million for fiscal year 2025 and the remaining 50% are eligible to vest if the Company achieves EBITDA of at least $46.0 million for fiscal year 2026, subject to Ms. Coffey's continued service through the applicable vesting date. The applicable performance criteria was not met for fiscal year 2025, and, accordingly, the first 50% of Ms. Coffey’s PSU award was forfeited and is not reflected in the above table.

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DIRECTOR COMPENSATION
The following table provides information regarding the total compensation earned by each of our directors who were not affiliates of Summit Partners in the year ended December 31, 2025, except for Mr. Larson whose compensation is instead reflected in the “Summary Compensation Table” above. Non-employee directors who are affiliates of Summit Partners receive no additional compensation for their services on our board.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)		All Other Compensation ($)	Total ($)

Andrea K. Tarbox	87,500		32,236		—	119,736
Elisabeth Vanzura	658,519	(2)	105,753	(3)	—	764,272
David Powers	85,000		32,236		—	117,236
Peter Laurinaitis	145,355		—		—	145,355
Julia Brown	22,788		—		—	22,788
Michael Dennison	92,500		38,287		—	130,787
1.Amounts reported represent the aggregate grant date fair value of restricted stock units granted to our directors who served at any time in 2025, under our Incentive Award Plan, computed in accordance with FASB ASC Topic 718. Other than for Ms. Vanzura, the restricted stock units granted to our directors vest on the earlier of (x) the day immediately preceding the date of our first annual shareholders meeting following the date of grant and (y) the first anniversary of the date of grant, subject to the director’s continued service through the vesting date.
For Ms. Vanzura, in January 2025, in connection with her service as a director, Ms. Vanzura received a grant of 1,197 restricted stock units, which vested on the day immediately preceding the date of our first annual shareholders meeting following the date of grant, and, in March 2025, in connection with her appointment as interim Chief Marketing Officer, Ms. Vanzura received a grant of 6,250 restricted stock units, which vested upon the appointment of Ms. Vanzura as the permanent Chief Marketing Officer.
The aggregate number of restricted stock units outstanding at December 31, 2025 for the individuals who served as non-employee directors who were not affiliates of Summit Partners during 2025 are set forth in the table below. Ms. Vanzura is not included in the table below because all of her equity awards vested prior to December 31, 2025. Ms. Brown is not included as she resigned prior to December 31, 2025 and forfeited her restricted stock units.

Name	Number of Unvested Restricted Stock Units at December 31, 2025 (#)

Andrea K. Tarbox	2,030
David Powers	2,030
Peter Laurinaitis	—
Michael Dennison	2,411
2.Amount included for Ms. Vanzura reflects $654,233 in respect of her services as an employee and/or contractor during fiscal year 2025 and $4,286 in respect to her services as a director. $350,000 of the amount in respect of Ms. Vanzura’s services as an employee and/or contractor reflects a discretionary bonus awarded to her in fiscal year 2025. The bonus was determined as part of a comprehensive compensation analysis conducted with the Company’s compensation advisors, which included a review of base salary, bonus, equity and total compensation for each executive.
3.Amount included for Ms. Vanzura reflects the aggregate grant date fair value of restricted stock units of $55,000 in respect of her services as an employee during fiscal year 2025 and $50,753 in respect of her services as a director.
In connection with our initial public offering, we adopted a non-employee director compensation policy setting forth the cash and equity compensation our non-employee directors who are not affiliates of Summit Partners will receive for their service on our board. We amended and restated this policy in May 2022, June 2024 and October 2024 (the “Director Compensation Policy”).
The Director Compensation Policy provides that each non-employee director who is not an affiliate of Summit Partners will receive annual cash compensation of $60,000. The chairperson of the board will receive additional cash compensation of $20,000; the lead independent director will receive an additional cash retainer of $15,000; the chairperson of the Audit Committee will receive an additional cash retainer of $20,000 and each other member of the Audit Committee will receive an additional cash retainer of $10,000; the chairperson of the Compensation Committee will receive an additional cash retainer of $15,000 and each other member of the Compensation Committee will receive an additional cash retainer of $7,500; and the chairperson of the Nominating

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and Governance Committee will receive an additional cash retainer of $15,000 and each other member of the Nominating and Governance Committee will receive an additional annual cash retainer of $7,500. All cash retainers are paid quarterly in arrears.
Pursuant to the Director Compensation Policy, at our annual meeting of our stockholders, non-employee directors who are not affiliates of Summit Partners and (i) who serve on the board as of the annual meeting or who are first elected to the board at an annual meeting and (ii) who will continue to serve on the board following the annual meeting will receive an equity award of restricted stock units with a grant date fair value of $160,000 ($190,000 for lead independent director). If any such non-employee director is initially elected to the board on a date other than the annual meeting, the non-employee director will receive an initial award of restricted stock units with a grant date fair value equal to a pro-rated portion of $160,000 ($190,000 for the lead independent director) based on the number of days the director will serve from his or her appointment date to the next annual meeting of our stockholders. In connection with the amendment to our credit agreement in 2025, our directors determined prior to our 2025 annual meeting to delay their annual grants. Accordingly, in August 2025, annual grants were made to each non-employee director of the board, comprised of 2,030 RSUs, except for the Lead Independent Director and Chairperson who received a grant of 2,411 RSUs. These annual grants vest on the earlier of (i) the day immediately preceding the date of the first Annual Meeting of Stockholders following the date of grant and (ii) the first anniversary of the date of grant, subject, in each case, to the non-employee director continuing in service on the board through the applicable vesting date.
A non-employee director’s initial grant will vest on the day immediately preceding the date of the first annual meeting following the grant date, subject to the non-employee director’s continued service on the board through the vesting date. Any outstanding awards held by a non-employee director pursuant to the Director Compensation Policy will accelerate and vest upon the occurrence of a change in control.
In addition, our board approved a monthly payment equal to $166,667 (pro-rated for any partial month) to Ms. Tarbox for the period beginning on February 5, 2025 and ending on March 15, 2025 in respect of Ms. Tarbox’s services as a director providing guidance to the new Chief Financial Officer.
In lieu of receiving compensation under the Director Compensation Policy and as compensation for his service on the board and assistance with our debt restructuring, for the period beginning on his appointment to the board through July 31, 2025, Mr. Laurinaitis was entitled to receive a monthly cash retainer of $30,000, a per diem rate of $7,500 for days on which he devoted more than four hours of time outside of board meetings, and reimbursement for reasonable out-of-pocket expenses. Following the completion of our debt restructuring, Mr. Laurinaitis received a $6,000 fee per meeting from August 1 through the end of 2025. Unless otherwise determined by the board in the future, Mr. Laurinaitis does not receive equity awards as part of his compensation as a director.
Ms. Vanzura was appointed Chief Marketing Officer effective June 23, 2025. Pursuant to her employment agreement, Ms. Vanzura receives an annual base salary of $400,000 and is eligible for a target bonus of 50% of her salary. Upon termination of Ms. Vanzura’s employment by Solo Brands, LLC without Cause or Ms. Vanzura for Good Reason (as such terms are defined in her employment agreement), Solo Brands, LLC will be obligated, subject to Ms. Vanzura’s timely execution of a release of claims, to (a) continue to pay Ms. Vanzura her then-current base salary for twelve (12) months, and (b) during such 12-month period, pay the premiums for any continued health and welfare coverage for Ms. Vanzura and her eligible dependents. Ms. Vanzura will also be entitled to accelerated vesting of any service-based equity awards that are scheduled to vest in the twelve (12) months following her termination of employment. In addition, if Ms. Vanzura’s employment is terminated by Solo Brands, LLC without Cause or by Ms. Vanzura for Good Reason within twenty-four (24) months following a change in control, she will also be entitled to receive her target annual bonus, pro-rated for the portion of the year she is employed and based on actual performance. In addition, Ms. Vanzura’s employment agreement provides that she will remain on our board in a non-voting role. In the event she resigns from her position, she may continue to serve on the board as a compensated board member, subject to all necessary corporate approvals, compliance with applicable governance requirements and the board’s discretion.

Solo Brands, Inc.	40	2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

The following table presents information as to the beneficial ownership of our Common Stock, as of March 24, 2026 by:
•each person who is known to be the beneficial owner of more than 5% of the outstanding shares of Solo Brands’ Common Stock;
•each of Solo Brands’ current named executive officers and directors; and
•all current executive officers and directors of Solo Brands as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 2,558,647 shares of Common Stock outstanding as of March 24, 2026. The holders of our Common Stock are entitled to 1 vote per share. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, or other rights, including the redemption right described above, held by such person that are currently exercisable or will become exercisable within 60 days of March 24, 2026, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Solo Brands, Inc., 1001 Mustang Dr. Grapevine, Texas 76051. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Solo Brands, Inc.	41	2026 Proxy Statement

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned
	(#)	(%)

5% Stockholders
Entities affiliated with Summit Partners(1)	1,100,871	43.0

Jan Brothers Holdings, Inc.(2)	215,539	8.4

Entities affiliated with Arbour Lane Capital Management, LP(3)	121,996	4.8
Named Executive Officers and Directors
Laura Coffey(4)	5,337	*
Elisabeth Vanzura(5)	7,447	*
John P. Larson(6)	80,543	3.1
Matthew Guy-Hamilton	—	—
Paul Furer	—	—
Peter Laurinaitis	—	—
Andrea K. Tarbox(7)	4,373	*
David Powers(8)	4,923	*
Christopher Blevins(9)	823	*
Chris Metz(10)	13,661	*
All current directors and executive officers as a group (9 persons)(11)	103,446	4.0
*    Represents beneficial ownership of less than 1%.
1.Based on a Schedule 13G filed by Summit Partners LP with the SEC on February 9, 2022. Represents, on an unadjusted basis prior to the reverse stock split, 11,304,941, 17,271,224, 466,295, 569,102, 201,182, 50,735 and 3,899 shares of Class A Common Stock held directly by Summit Partners Growth Equity Fund X-A, L.P., Summit Partners Growth Equity Fund X-B, L.P., Summit Partners Growth Equity Fund X-C, L.P., Summit Partners Subordinated Debt Fund V-A, L.P., Summit Partners Subordinated Debt Fund V-B, L.P., Summit Investors X, LLC, and Summit Investors X (UK), L.P., respectively, and 14,167,582 shares of Class B Common Stock held directly by SP-SS Aggregator LLC. The foregoing entities exercise shared voting and dispositive power over the respective shares they hold. The number in the column titled "Shares of Class A Common Stock Beneficially Owned" excludes, on an unadjusted basis prior to the reverse stock split, 14,167,582 shares of Class A Common Stock issuable in exchange for LLC Interests held by SP-SS Aggregator LLC. Summit Partners, L.P. is the managing member of Summit Partners GE X, LLC, which is the general partner of Summit Partners GE X, L.P., the general partner of each of Summit Partners Growth Equity Fund X-A, L.P., Summit Partners Growth Equity Fund X-B, L.P., and Summit Partners Growth Equity Fund X-C, L.P. Summit Partners, L.P. also is the managing member of Summit Partners SD V, LLC, which is the general partner of Summit Partners SD V, L.P., the general partner of each of Summit Partners Subordinated Debt Fund V-A, L.P. and Summit Partners Subordinated Debt Fund V-B, L.P. Summit Master Company, LLC is the sole managing member of Summit Investors Management, LLC, which is (A) the manager of Summit Investors X, LLC, and (B) the general partner of Summit Investors X (UK), L.P. Summit Master Company, LLC, as the managing member of Summit Investors Management, LLC, has delegated investment decisions, including voting and dispositive power, to Summit Partners, L.P. and its Investment Committee. SP-SS Aggregator LLC is managed by a manager appointed by the members holding a majority of the interests of the entity, which manager is currently designated to be Summit Partners Growth Equity Fund X-A, L.P. Summit Partners, L.P., through a three-person Investment Committee currently composed of John R. Carroll, Peter Y. Chung and Christopher J. Dean, has voting and dispositive authority over the shares held by each of these entities and therefore beneficially owns such shares. The address for each of the foregoing entities and individuals is 222 Berkeley Street, 18th Floor, Boston, Massachusetts 02116. Based on the Company’s records, all LLC Units and shares of Class B common stock were converted into Common Stock in connection with the Merger on January 1, 2026.
2.Based on a Schedule 13G filed by Jan Brother Holdings, Inc. with SEC on February 22, 2022. Consisted of 8,621,545 shares of Class B Common Stock held Jan Brothers Holding, Inc., over which it exercised shared voting and dispositive power. Each of Jeffery Jan and Spencer Jan exercised shared voting and dispositive power over such shares. The address of the foregoing entity and individuals is 805 Gallant Fox

Solo Brands, Inc.	42	2026 Proxy Statement

Trail, Keller Texas 76248. Based on the Company’s records, all LLC Units and Class B common stock were converted into Common Stock in connection with the Merger on January 1, 2026.
3.Based on a Schedule 13G filed by entities affiliated with Arbour Lane Capital Management, LP (“Arbour Lane”) with the SEC on June 23, 2025. Consists of 4,879,939 shares of Common Stock held by Arbour Lane. Each of Arbour Lane, Robert Franz, Kenneth Hoffman and Dan Galanter exercise shared voting and dispositive power over such shares. Arbour Lane – TX, L.P. (“Arbour Lane TX”) directly holds 336,716 shares of Common Stock, over which it exercises shared voting and dispositive power. Arbour Lane – Hiwassee, L.P. (“Arbour Lane Hiwassee”) directly holds 336,716 shares of Common Stock, over which it exercises shared voting and dispositive power. ALCOF III NUBT, L.P. (“ALCOF III”) directly holds 4,206,507 shares of Common Stock, over which it holds shared voting and dispositive power. Arbour Lane serves as the investment manager of each of Arbour Lane TX, Arbour Lane Hiwassee, and ALCOF III. Arbour Lane – TX GP LLC (“TX GP”) is the general partner of Arbour Lane TX. Arbour Lane – Hiwassee GP, LLC (“Hiwassee GP”) is the general partner of Arbour Lane Hiwassee. Arbour Lane Fund III GP LLC (“Fund III GP”) is the general partner of ALCOF III. Each of Robert Franz, Kenneth Hoffman and Dan Galanter is a managing member of Arbour Lane, TX GP, Hiwassee GP, and Fund III GP. Robert Franz, Kenneth Hoffman and Dan Galanter exercise shared voting and dispositive power over 4,879,939 shares of Common Stock. The address for each of the foregoing entities and individuals is 700 Canal Street, 4th Floor, Stamford, Connecticut 06902.
4.Consists of 5,337 shares of Common Stock.
5.Consists of 7,447 shares of Common Stock.
6.Consists of 80,543 shares of Common Stock.
7.Consists of 4,373 shares of Common Stock.
8.Consists of 4,923 shares of Common Stock.
9.Consists of (i) 811 shares of Common Stock and (ii) 12 shares of Common Stock underlying restricted stock units that will vest within 60 days of March 24, 2026.
10.Based on information known to the Company and public filings, Mr. Metz holds 13,661 shares of Common Stock. Mr. Metz resigned as President and Chief Executive Officer effective February 18, 2025 and remained at the Company in a non-executive position through March 7, 2025.
11.Consists of (i) 103,434 shares of Common Stock held by all directors and executive officers of the Company as a group and (ii) 12 shares of Common Stock underlying restricted stock units held by all directors and executive officers of the Company as a group that will vest within 60 days of March 24, 2026.

Solo Brands, Inc.	43	2026 Proxy Statement

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2025 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2025 other than one Form 4 reporting two transactions for Laura Coffey, one Form 4 reporting two transactions for David Powers and one Form 4 reporting two transactions for Michael Dennison.

Solo Brands, Inc.	44	2026 Proxy Statement

Certain Relationships and Related Person Transactions

Policies and Procedures for Related Person Transactions
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our legal department is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
Relationships and Transactions with Directors, Executive Officers and Significant Stockholders
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2024, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
Tax Receivable Agreement
In connection with our IPO, we entered into the Tax Receivable Agreement, dated as of October 27, 2021, (the “Tax Receivable Agreement”), with the Prior Continuing LLC Owners and the other parties from time to time party thereto (the “TRA Participants”). Under the Tax Receivable Agreement, the Company generally is required to make cash payments to the TRA Participants equal to 85% of the tax benefits, if any, that the Company actually realizes, or in certain circumstances is deemed to realize, as a result of (1) increases in the Company’s proportionate share of the tax basis of the assets of Holdings resulting from prior redemptions or exchanges of LLC Interests by the Prior Continuing LLC Owners for the Company’s Class A common stock or cash (including redemptions or exchanges made pursuant the Corporate Simplification) and (2) certain other tax benefits arising from payments under the Tax Receivable Agreement. No such payments will be made to any holders of the Company’s Class A common stock unless such holders are also TRA Participants. We expect to benefit from the remaining 15% of tax benefits, if any, that we may actually realize.
Following the Corporate Simplification, the amount of the cash payments that the Company will be required to make under the Tax Receivable Agreement is capped and will not be substantial. Payments under the Tax Receivable Agreement are not conditioned on the Prior Continuing LLC Owners’ ownership of our shares. The actual amounts payable under the Tax Receivable Agreement

Solo Brands, Inc.	45	2026 Proxy Statement

will be determined in part by reference to the market value of our Class A common stock at the time of the prior redemptions and exchanges and the prevailing tax rates applicable to us over the life of the Tax Receivable Agreement and will generally be dependent on us generating sufficient future taxable income to realize the benefit. Any payments made by the Company to the TRA Participants under the Tax Receivable Agreement will not be available for reinvestment in the business and will generally reduce the amount of cash that might have otherwise been available to the Company.
Holdings LLC Agreement
We and the Prior Continuing LLC Owners entered into the Holdings LLC Agreement. The operations of Holdings, and the rights and obligations of the holders of LLC Interests, are set forth in the Holdings LLC Agreement. Following the Merger, no related persons remain party to the Holdings LLC Agreement.
Stockholders Agreement
Summit Partners, certain Prior Continuing LLC Owners, certain of our other stockholders, the Company, and Holdings entered into the Stockholders Agreement. Under the Stockholders Agreement, as described above, Summit Partners has the right to nominate up to four directors to our Board, subject to certain specified sunset provisions. In addition, we have agreed not to increase or decrease the size of our Board unless approved by Summit Partners. Finally, any authorization or issuance of any new class of units of Holdings will require the prior written consent of a majority of the directors nominated by Summit then in office.
Registration Rights Agreement
We entered into the Amended and Restated Registration Rights Agreement, dated as of October 27, 2021, with the Original LLC Owners, certain of our other stockholders and Holdings. The Registration Rights Agreement provides the Original LLC Owners and certain of our other stockholders specified registration rights whereby, subject to customary limitations, the Prior Continuing LLC Owners can require us to register under the Securities Act shares of Common Stock that were issued following the exchange of their LLC Interests and the Former LLC Owners can require us to register under the Securities Act the shares of Class A Common Stock issued to them in connection with our IPO. The Registration Rights Agreement also provides for piggyback registration rights for the Original LLC Owners and certain of our other stockholders.

Solo Brands, Inc.	46	2026 Proxy Statement

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 1001 Mustang Dr., Grapevine, Texas 76051 in writing not later than December 21, 2026.
Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than January 22, 2027 and no later than February 21, 2027. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 22, 2027, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2027 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under the Company’s Bylaws, including the notice deadlines set forth above and therein, any notice of director nomination submitted to the Company must include the additional information required by Rule 14a-19(b) under the Exchange Act. Such notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices at the address provided above no later than March 23, 2027.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Solo Brands, Inc.	47	2026 Proxy Statement

Other Matters

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solo Brands, Inc.	48	2026 Proxy Statement

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

Solo Brands, Inc.	49	2026 Proxy Statement

Solo Brands’ Annual Report on Form 10-K, Additional Information and Website Disclosure

A copy of Solo Brands’ Annual Report on Form 10-K for the year ended December 31, 2025, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 24, 2026, without charge upon written request addressed to:
Solo Brands, Inc.
Attention: Secretary
1001 Mustang Dr.
Grapevine, Texas 76051
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 at https://investors.solobrands.com.
We may also use our website as a distribution channel of material information about the Company including through press releases, investor presentations, and notices of upcoming events. We intend to utilize the investor relations section of our website at https://investors.solobrands.com as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. We also intend to use certain social media channels, including, but not limited to, X, Facebook and LinkedIn, as a means of communicating with the public, our customers and investors about our Company, our products, and other matters. While not all the information that the Company posts to its website and social media channels may be deemed to be of a material nature, some information may be and we therefore encourage investors, the media, and others interested in our Company to review the information we make public in these locations.
All periodic and current reports, registration statements and other filings that we have filed or furnished to the SEC, including our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act, are available free of charge from the SEC’s website (www.sec.gov) and on our website at https://investors.solobrands.com. Such documents are available as soon as reasonably practicable after electronic filing of the material with the SEC.
Any reference to our website or social media channels does not constitute incorporation by reference of the information contained on or available through our website, and you should not consider such information to be a part of the periodic and current reports, registration statements or other filings that we file or furnish with the SEC from time to time.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

/s/ Christopher Blevins
Christopher Blevins
General Counsel and Corporate Secretary
Grapevine, Texas
April 20, 2026

Solo Brands, Inc.	50	2026 Proxy Statement

Annex A:
Proposed Amended and Restated 2021 Incentive Award Plan

SOLO BRANDS, INC. AMENDED AND RESTATED 2021 INCENTIVE AWARD PLAN

ARTICLE I.
PURPOSE
The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Article XI.
ARTICLE II.
ELIGIBILITY
Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.
ARTICLE III.
ADMINISTRATION AND DELEGATION
3.1Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.
3.2Appointment of Committees. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.
ARTICLE IV.
STOCK AVAILABLE FOR AWARDS
4.1Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
4.2Share Recycling. If all or any part of an Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit.

Solo Brands, Inc.	A-(1)	2026 Proxy Statement

4.3Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 1,137,600 Shares may be issued pursuant to the exercise of Incentive Stock Options.
4.4Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Substitute Awards in respect of any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate in accordance with Applicable Laws. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added back to the Shares available for Awards under the Plan as provided in Section 4.2 above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not count against the Overall Share Limit (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 4.2 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.
4.5Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $750,000, increased to $1,000,000 of a non-employee Director’s initial service as a non-employee Director. The Administrator may make exceptions to these limits for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.
ARTICLE V.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
5.1General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at such Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.
5.2Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Unless otherwise determined by the Administrator, the exercise price will not be less than 100% of the Fair Market Value of a Share on the grant date of the Option or Stock Appreciation Right.
5.3Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, unless otherwise determined by the Administrator in accordance with Applicable Laws, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to

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exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation unless the Administrator otherwise determines.
5.4Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (a) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (b) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.
5.5Payment Upon Exercise. Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:
(a)cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;
(b)if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (i) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (ii) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;
(c)to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;
(d)to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(e)to the extent permitted by the Administrator, delivery of any other property that the Administrator determines is good and valuable consideration; or
(f)to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.
ARTICLE VI.
RESTRICTED STOCK; RESTRICTED STOCK UNITS
6.1General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.
6.2Restricted Stock.
(a)Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.
(b)Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

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(c)Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.
6.3Restricted Stock Units.
(a)Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.
(b)Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
(c)Dividend Equivalents. If the Administrator provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement.
ARTICLE VII.
OTHER STOCK OR CASH BASED AWARDS
7.1Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.
ARTICLE VIII.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS
8.1.Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
8.2.Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

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(a)To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(b)To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(c)To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d)To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;
(e)To replace such Award with other rights or property selected by the Administrator; and/or
(f)To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
8.3Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.
8.4General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant price or exercise price (if applicable). The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (b) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (c) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.
ARTICLE IX.
GENERAL PROVISIONS APPLICABLE TO AWARDS
9.1Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.
9.2Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.
9.3Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

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9.4Termination of Service; Change in Status. The Administrator will determine, in its sole discretion, the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for Cause and all questions of whether a particular leave of absence constitutes a Termination of Service or whether any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
9.5Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (a) in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted, (b) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (c) if there is a public market for Shares at the time the tax obligations are to be satisfied, unless the Company otherwise determines, (i) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (d) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (b) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
9.6Amendment of Award. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (a) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (b) the change is permitted under Article VIII or pursuant to Section 10.6.
9.7Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (a) all Award conditions have been met or removed to the Company’s satisfaction, (b) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
9.8Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
9.9Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value of a Share on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees if requested by the Company to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer

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and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.
9.10Prohibition on Repricing. Subject to Article VIII, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 9.10, except in connection with a corporate transaction involving the Company as described in Section 8.1 or 8.2, the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.
ARTICLE X.
MISCELLANEOUS
10.1No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any Subsidiary or any of their respective affiliates. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.
10.2No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
10.3Effective Date and Term of Plan. The Plan will become effective on the Effective Date and, unless earlier terminated by the Board, will remain in effect until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no Shares approved for issuance under the Plan remain available to be granted under new Awards or (b) the tenth anniversary of the date this amendment and restatement of the Plan is approved by the Board, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective and no Awards will be granted under the Plan.
10.4Amendment of Plan. The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment in a manner disproportionate to other similarly situated Awards without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Company will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws, including, but not limited to, in connection with any action prohibited under Section 9.10 or any action to cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 9.10.
10.5Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
10.6Section 409A.
(a)General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the

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Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (i) exempt this Plan or any Award from Section 409A, or (ii) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b)Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Termination of Service of a Participant. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” Termination of Service or like terms means a “separation from service.”
(c)Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
10.7Limitations on Liability. Notwithstanding any other provisions of the Plan and to the fullest extent permitted by Applicable Laws and the Company’s certificate of incorporation and bylaws, (a) no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary and (b) the Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
10.8Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
10.9Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company, any of its Subsidiaries or the Participant may elect to deposit any Shares. The Data related to a

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Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company or any of its Subsidiaries holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10.9. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
10.10Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
10.11Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written agreement that a specific provision of the Plan will not apply.
10.12Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
10.13Claw-back Provisions. All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy as in effect from time to time, including any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such claw-back policy or the Award Agreement.
10.14Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
10.15Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.
10.16Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.
10.17Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
10.18Grant of Awards to Certain Eligible Service Providers. The Company may provide through the establishment of a formal written policy (which shall be deemed a part of this Plan) or otherwise for the method by which Common Stock or other securities of the Company may be issued and by which such Common Stock or other securities and/or payment therefor may be exchanged or contributed among such entities, or may be returned upon any forfeiture of Common Stock or other securities by the eligible Service Provider.

Solo Brands, Inc.	A-(9)	2026 Proxy Statement

ARTICLE XI.
DEFINITIONS
As used in the Plan, the following words and phrases will have the following meanings:
11.1“Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
11.2“Applicable Laws” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether U.S. or non-U.S. federal, state or local; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
11.3“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.
11.4“Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
11.5“Board” means the Board of Directors of the Company.
11.6“Cause” means (a) if a Participant is a party to a written employment, severance or consulting agreement with the Company or any of its Subsidiaries or an Award Agreement in which the term “cause” is defined (a “Relevant Agreement”), “Cause” as defined in the Relevant Agreement, and (b) if no Relevant Agreement exists, (i) failure to substantially perform Participant’s duties (other than any such failure resulting from Participant’s incapacity due to physical or mental illness), after written notice of such performance has been given to Participant; (ii) use of illegal drugs by Participant or abuse of alcohol by Participant that impairs Participant’s ability to perform Participant’s duties to the Company and its Subsidiaries; (iii) commission of a felony, a crime of moral turpitude or a misdemeanor involving fraud or dishonesty (for avoidance of doubt, a single driving while intoxicated (or other similar charge) shall not be considered a felony or crime of moral turpitude); (iv) the perpetration of any act of fraud or material dishonesty against or affecting the Company, any of its affiliates, or any customer, agent or employee thereof; (v) material breach of fiduciary duty or material breach of Participant’s obligations under a written agreement between the Company and Participant; (vi) Participant’s commission of an act of moral turpitude, including, without limitation, Participant engaging in any act of sexual misconduct at or in connection with work, including without limitation sexual harassment or sexual relations with subordinates; (vii) taking any action which is intended to harm or disparage the Company, its Subsidiaries and their respective affiliates, or their reputations, or which would reasonably be expected to lead to unwanted or unfavorable publicity to the Company, its Subsidiaries or their respective affiliates; (viii) Participant’s failure to cooperate in any audit or investigation of the business or financial practices of the Company and its Subsidiaries (other than as a result of death or Disability) that is not cured to the satisfaction of the Board within five (5) days after written notice to Participant specifying the failure; or (ix) engaging in any act of material self-dealing without prior notice to and consent by the Board.
11.7“Change in Control” means and includes each of the following:
(a)A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50 % of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof); or

Solo Brands, Inc.	A-(10)	2026 Proxy Statement

(c)The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i)which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii)after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
11.8“Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
11.9“Committee” means one or more committees or subcommittees of the a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
11.10“Common Stock” means the Class A common stock, par value $0.001 per share, of the Company.
11.11“Company” means Solo Brands, Inc., a Delaware corporation, or any successor.
11.12“Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (a) renders bona fide services to the Company or any Subsidiary; (b) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (c) is a natural person.
11.13“Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
11.14“Director” means a Board member.
11.15“Disability” means a permanent and total disability under Section 22(e)(3) of the Code, as amended.
11.16“Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
11.17“Effective Date” means the date immediately following the Company’s 2026 annual meeting.
11.18“Employee” means any employee of the Company or its Subsidiaries.

Solo Brands, Inc.	A-(11)	2026 Proxy Statement

11.19“Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
11.20“Exchange Act” means the Securities Exchange Act of 1934, as amended.
11.21“Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) in any case the Administrator may determine the Fair Market Value in its discretion to the extent such determination does not constitute a “material revision” to the Plan under applicable stock exchange or stock market rules and regulations (or otherwise require stockholder approval).
11.22“Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
11.23“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
11.24“Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.
11.25“Option” means an option to purchase Shares.
11.26“Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.
11.27“Overall Share Limit” means the sum of (i) 1,123,509 Shares; and (ii) an annual increase on the first day of each calendar year beginning January 1, 2027 and ending on and including January 1, 2036, equal to the lesser of (A) 5% of the aggregate number of shares of Common Stock and Class B Common Stock of the Company outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of Shares as is determined by the Board.
11.28“Participant” means a Service Provider who has been granted an Award.
11.29“Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; business development goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; marketing initiatives; and other measures of performance selected by the Board or Committee whether or not listed herein, any of which may be measured in absolute terms, as compared to any incremental increase or decrease or qualitatively in the Board or Committee’s sole discretion. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to

Solo Brands, Inc.	A-(12)	2026 Proxy Statement

performance of other companies. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, a Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j) unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to Common Stock, (m) any business interruption event, (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results.
11.30“Plan” means this Amended and Restated 2021 Incentive Award Plan, as may be amended from time to time.
11.31“Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.32“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one or more Shares or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
11.33“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
11.34“Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
11.35“Securities Act” means the Securities Act of 1933, as amended.
11.36“Service Provider” means an Employee, Consultant or Director.
11.37“Shares” means shares of Common Stock.
11.38“Stock Appreciation Right” means a stock appreciation right granted under Article V.
11.39“Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
11.40“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
11.41“Termination of Service” means the date the Participant ceases to be a Service Provider.
* * * * *

Solo Brands, Inc.	A-(13)	2026 Proxy Statement

SOLO BRANDS, INC.
1001 MUSTANG DRIVE
GRAPEVINE, TX 76051

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 21, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SBDS2026
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 21, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following Class II director nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Paul Furer 02) Peter Laurinaitis

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: To transact such other business as may properly come before the meeting or any continuations, adjournments or postponements thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000703285_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

Solo Brands, Inc.
Proxy Solicited on Behalf of the Board of Directors of the Company
for the Annual Meeting of Stockholders
May 22, 2026, 8:00 a.m. Central Time

The undersigned stockholder(s) hereby appoint(s) John Larson, Laura Coffey and Chris Blevins, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse of this proxy card, all of the shares of Class A common stock of Solo Brands, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. Central Time on May 22, 2026, at www.virtualshareholdermeeting.com/SBDS2026, and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000703285_2 R2.09.05.010

Continued and to be signed on reverse side